Shareholders’ Equity	6 Months Ended
Sep. 30, 2024
Shareholders’ Equity [Abstract]
SHAREHOLDERS' EQUITY

NOTE 14 — SHAREHOLDERS’ EQUITY

As of March 31, 2021, the Company had 140,000,000 authorized ordinary shares, and 4,517,793 ordinary shares were issued and outstanding, respectively.

On April 8, 2021, the Company completed its IPO on Nasdaq Capital Market. In the offering, 3,750,000 of the Company’s ordinary shares were issued and sold to the public at a price of US$4 per share for gross proceeds of US$15 million. The Company recorded net proceeds (after deducting underwriting discounts and commissions and other offering fees and expenses) of approximately $13.9 million (approximately RMB88.2 million) from the offering.  As of September 30, 2023, the Company had 140,000,000 authorized ordinary shares, and 8,267,793 ordinary shares were issued and outstanding, respectively.

On June 29, 2022, the board of directors of the Company approved the 2022 Performance Incentive Plan (the “2022 PIP”). Under the 2022 PIP, the Company has reserved a total of 5,300,000 shares of common stock for issuance as or under awards to be made to the participants of the Company. On November 7, 2022, 5,300,000 shares of common stock were issued and granted under the 2022 PIP. Total fair value of the shares of common stock granted was calculated at $9,301,500 as of the date of issuance at $1.755 per share.

After the close of the stock market on September 11, 2024, the Company effected a l-for-25 reverse stock split of its common stock in order to satisfy continued listing requirements of its common stock on the NASDAQ Capital Market. The reverse stock split was approved by the board of directors and stockholders and was intended to allow the Company to meet the minimum share price requirement of $1.00 per share for continued listing on the NASDAQ Capital Market. As a result, all common stock share amounts included in this filing have been retroactively reduced by a factor of twenty five, and all common stock per share amounts have been increased by a factor of twenty five. Amounts affected include common stock outstanding, including those that have resulted from the stock options, and warrants exercisable for common stock.

With the shareholders’ approval, the Company increases its authorized shares. The Company’s authorized share capital increased from US$100,000 to US$1,000,000 and the creation of an additional 9,000,000,000 ordinary Shares of a par value of US$0.0001 each, such that the authorized share capital shall be US$1,000,000 divided into 10,000,000,000 shares of a par value of US$0.0001 each, comprising of (i) 9,990,000,000 Ordinary Shares of a par value of US$0.0001 each and (ii) 10,000,000 Preference Shares of a par value of US$0.0001 each.

On September 12, 2024, the Company entered into certain securities purchase agreement with certain non-affiliated institutional investor, pursuant to which the Company agreed to sell 7,692,308 of its ordinary shares in a registered direct offering for gross proceeds of approximately $5 million at a per share purchase price of $0.65.